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                                                                    EXHIBIT 10.1

                      AMENDMENT NO. 1 TO LICENSE AGREEMENT

     This document, dated July 16, 2003, shall serve as Amendment No. 1 to that certain License Agreement, with an Effective Date of July 31, 2002 (the "License Agreement"), by and between Cubist Pharmaceuticals, Inc. ("Cubist") and Sandoz GmbH (f/k/a Biochemie GbmH) ("SANDOZ"), which Agreement is hereby incorporated by reference.

     WHEREAS, Cubist and Sandoz have executed a letter agreement, dated
July 16, 2003 (the "Letter Agreement"), the terms of which provide that Sandoz fund a cynomolgus monkey GLP toxicity study;

     WHEREAS, upon the execution of the Letter Agreement, Cubist and Sandoz agree that Schedule 6 of the License Agreement shall be amended as set forth herein;

     NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

1. Upon execution of the Letter Agreement, Schedule 6 of the License Agreement shall be deleted and replaced in its entirety with the following:

                                   SCHEDULE 6
  (Section 5.3(a) - Criteria for successful completion of GLP Toxicity Studies)

     - completion of the 14-day rat, marmoset, and cynomolgus monkey bid infusion studies and acceptance by Cubist of draft study reports

     - obtaining a 4-fold safety margin for the non-observed adverse effect levels for the rat and cynomolgus monkey studies based on Cmax comparison to the projected minimal efficacious human dose (i.e., 500 mg q12h), and

     - defining a method of monitoring renal toxicity in clinical settings, i.e., urinary NAG or GST assay, epithelial cells in urinary sediment, or other appropriate marker

     All other terms and conditions of the Agreement shall remain in effect unless otherwise specifically provided herein.

     IN WITNESS WHEREOF, the parties hereto have executed the Agreement Amendment as of__________.

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
CUBIST PHARMACEUTICALS, INC.              SANDOZ GMBH

By:      /s/ Michael W. Bonney            By:      /s/ G. Ascher                        /s/ J. Gerstenbauer
         -----------------------------             -----------------------------        ----------------------------

Name:    Michael W. Bonney                Name:     G. Ascher                           J. Gerstenbauer
         -----------------------------             -----------------------------        ---------------------------

Title:   C.E.O                            Title:    Head ABRI                            General Counsel
         -----------------------------             -----------------------------        ---------------------------

Date:    7/28/03                          Date:     16-07-2003                          July 16, 2003
         -----------------------------             -----------------------------        ---------------------------
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